SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20579


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - April 16, 2001


                             FIRST BUSEY CORPORATION
   --------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


        Nevada                  0-15950                37-1078406
   -----------------         --------------        ---------------------
    (State of other           (Commission             (IRS Employer
    jurisdiction of           File Number)         Identification No.)
    incorporation)


   201 W. Main Street, Urbana, Illinois                     61801
   ----------------------------------------             -------------
   (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code:  (217) 365-4513

ITEM 5.    OTHER EVENTS.

     On Monday, April 16, 2001, the Registrant held its 2001 Annual Meeting of Stockholders. The slide presentation presented at the Annual Meeting is made part of this Form 8-K and is attached as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

99.1  2001 Annual Meeting of Stockholders slide presentation, dated
      April 16, 2001.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST BUSEY CORPORATION



Date:  April 16, 2001           By:  /s/ Douglas C. Mills
                                   ------------------------------------
                                Name:   Douglas C. Mills
                                Title:  Chairman and Chief
                                        Executive Officer

                          EXHIBIT INDEX


99.1  2001 Annual Meeting of Stockholders slide presentation, dated
      April 16, 2001.

SLIDE 1:


                        First Busey Corporation


                              21st Annual

                         Shareholders' Meeting

SLIDE 2:


                      FORWARD LOOKING STATEMENTS

     This presentation includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of First Busey.

     These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. First Busey cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

     These risks, uncertainties and other factors include:

     -    the general state of the economy, both on a local and national level;

     -    the ability of First Busey to successfully complete acquisitions;

     - the continued growth of the Champaign-Urbana, Illinois geographic area; and

     - the retention of individuals who currently are very important in the management structure of First Busey.

SLIDE 3:






                           The Busey History

SLIDE 4:


                               THE 70'S

                            THE TURTLE ERA

                    "Slow and Steady Wins the Race"



March 29, 1971 - Doug and Linda Mills join Busey


     Total Assets:  $43,000,000

     Shareholders' Equity:  $2,400,000

SLIDE 5:


                    "Slow and Steady Wins the Race"

                           December 31, 1979



                Busey First National Bank
                has Total Assets of
                $140,000,000

                An increase of 226%
                from March 1971

SLIDE 6:


                               THE 80'S

                         THE ERA OF THE EAGLE

                       "Soaring to New Heights"



March 1980  First Busey Corporation Formed


April 1982  New Headquarters Building

SLIDE 7:



                        "Soaring to New Heights"



 1982      Acquired     Roberts State Bank

                        National Bank of Urbana

 1984      Acquired     City Bank of Champaign

                        Citizens Bank of Tolono

SLIDE 8:



                       "Soaring to New Heights"



 1985      Acquired     State Bank of Heyworth

                        FNB Thomasboro

 1986      Acquired     Champaign County Bank &
                        Trust

           Sold         Roberts State Bank

SLIDE 9:



                       "Soaring to New Heights"



1987              Formed First Busey Trust &
                  Investment Company

June 30, 1988     FBC completes Initial Public
                  Offering 175,000 shares at $16.50

SLIDE 10:



                       "Soaring to New Heights"


October 1989          FBC establishes a leveraged
                      ESOP to benefit associates


1989     Acquired     Community Bank of Mahomet

                      State Bank of St. Joseph

SLIDE 11:


                        "Soaring to New Heights"


                           December 31, 1989



      First Busey ends the era with Total Assets of $513,279,000

                Market capitalization of $60.5 Million

                           660 Shareholders

                            313 Associates

SLIDE 12:


                               THE 90'S

                              THE ERA OF
                                THE ZOO

                  "The Goose, the Rhino, the Giraffe
                                  and
                        the Monarch Butterfly"



   April 1991        First Busey Securities is formed

   1992              Acquired deposits from 6
                     Savings and Loan branches

   February 1993     Acquired LeRoy State Bank

SLIDE 13:


                               "THE ZOO"



July 1993         Acquired Eagle Bank

January 1998      Chartered Busey Business Bank

October 1998      BUSE goes on Nasdaq

February 1999     Formed Busey Investment Group

October 1999      Acquired First Federal S&L

SLIDE 14:



                               "THE ZOO"


                           December 31, 1999



     First Busey ends the era with Total Assets of $1,247,123,000

                Market capitalization of $314.5 million

                           965 Shareholders

                            494 Associates

SLIDE 15:






                                Busey

                               History

SLIDE 16:



                              THE 2000'S

                           "THE ERA OF WOW"



                       Wisdom + Opportunities  =
                                Winning

SLIDE 17:


                                 "WOW"



June 2000        Acquired Secord Asset Management


October 2000     Opened Banking Center in Ft.
                 Myers Florida

SLIDE 18:


                                 "WOW"


                            January 1, 2001



                    First Busey has total assets of
                            $ 1,355,044,000

                Market capitalization of $268.1 million

                           936 Shareholders

                            484 Associates

SLIDE 19:


                        First Busey Corporation



                          The Building Blocks



                             January 1991

                                   to

                             January 2001

SLIDE 20:


                        First Busey Corporation



     Total Assets

     12/31/91     $   564,704,000
      1/01/01     $ 1,355,044,000


     Growth Rate    10.21%

SLIDE 21:


                        First Busey Corporation



     Total Loans

     12/31/91     $  318,894,000
      1/01/01     $  984,369,000


     Growth Rate    13.34%

SLIDE 22:


                        First Busey Corporation



     Shareholders' Equity

     12/31/91     $   41,648,000
      1/01/01     $   92,325,000


     Growth Rate    9.25%

SLIDE 23:


                        First Busey Corporation



     Price per Share

     12/31/91      $     5.34
      1/01/01      $    19.94


     Growth Rate    15.86%

SLIDE 24:


                        First Busey Corporation



     Benefit Plans

     12/31/91      $    7,258,000
      1/01/01      $   30,300,000


     Growth Rate    17.21%

SLIDE 25:


                        First Busey Corporation



     Busey Investment Group

     12/31/91     $   338,000,000
      1/01/01     $ 1,558,000,000


     Growth Rate    18%

SLIDE 26:


                        First Busey Corporation



                         --------------------

                                Assets
                            $1,355,044,000

                         --------------------

                                 Loans
                             $984,369,000

                         --------------------

                                Equity
                              $92,325,000

                         --------------------

                                $/Share
                                $19.94

                         --------------------

                                  BIG
                            $1,558,000,000

                         --------------------

                               Benefits
                              $30,300,000

                         --------------------

SLIDE 27:


                        First Busey Corporation



                                    December 31, 2000

Thousands of Dollars         Total          Total         Net
                             Assets         Loans        Income
                          -----------     ---------     --------

Busey Bank                $ 1,051,585     $ 723,873     $ 13,564

BankIllinois              $   579,791     $ 358,105     $  8,312

Central Illinois Bank     $   806,679     $ 590,519     $  8,583

First Federal             $   151,005     $ 125,067     $    212

Bank of Rantoul           $   139,811     $  75,090     $  2,108

SLIDE 28:


                        First Busey Corporation


                          Champaign County Market Share
25 Banks & S&L's                 June 30, 2000

                              Total        Percent of
Thousands of Dollars         Deposits         Total
                             ---------     ----------

Busey Bank                   $ 745,820       30.00%

BankIllinois                 $ 404,900       16.29%

Central Illinois Bank        $ 362,165       14.57%

First Federal                $ 123,117        4.95%

Bank of Rantoul              $  86,269        3.47%

SLIDE 29:

                        First Busey Corporation





                              Vision 2010

SLIDE 30:

                        First Busey Corporation



                              Vision 2010

A picture of the Busey Organization on January 1, 2010 and Management's commitment to ourselves and others to take the necessary action to ensure this vision becomes a reality

SLIDE 31:


                        First Busey Corporation



                                Assets

                            $5,000,000,000

SLIDE 32:


                        First Busey Corporation



                                 Loans

                            $4,000,000,000

SLIDE 33:


                        First Busey Corporation



                                Equity

                             $350,000,000

SLIDE 34:


                        First Busey Corporation



                              Net Income

                              $67,200,000

SLIDE 35:


                        First Busey Corporation



                            Earnings/Share

                                 $4.20

SLIDE 36:


                        First Busey Corporation



                                  BIG

                            $9,000,000,000

SLIDE 37:


                        First Busey Corporation



                              Vision 2010



                         --------------------

                                Assets
                            $5,000,000,000

                         --------------------

                                 Loans
                            $4,000,000,000

                         --------------------

                                Equity
                             $350,000,000

                         --------------------

                              Net Income
                              $67,200,000

                         --------------------

                                  BIG
                            $9,000,000,000

                         --------------------

                            Earnings /Share
                                 $4.20

                         --------------------